SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                                June 8, 1999




                          CHARTER ONE FINANCIAL, INC.
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            (Exact name of Registrant as specified in its Charter)




    DELAWARE                     0-16311                      34-1567092
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(State or other             (Commission File                 (IRS Employer
 jurisdiction of                  Number)                    Identification
 incorporation)                                                    No.)




1215 SUPERIOR AVENUE, CLEVELAND, OHIO                            44114
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(Address of principal executive offices)                       (Zip Code)


(216) 566-5300
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Registrant's telephone number, including area code



                                      N/A
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(Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          Attached as Exhibit 99 is the Registrant's press release dated June 8, 1999 announcing its intention to repurchase up to 6 million shares of its outstanding common stock in a buy back program.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

          The exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CHARTER ONE FINANCIAL, INC.



Date: June 9, 1999                   By:  /s/ ROBERT J. VANA
                                          ----------------------------
                                          Robert J. Vana
                                          Chief Corporate Counsel and
                                           Secretary

                                  EXHIBIT INDEX




Exhibit
Number                              Description
-------       --------------------------------------------------------
  99          Press Release dated June 8, 1999.